TRUESHARES CONVEQUITY ETF (PVEX)
a series of Elevation Series Trust
(the “Fund”)

Supplement dated September 25, 2026
to the Fund’s Prospectus, Summary Prospectus, and Statement of Additional Information (“SAI”) dated February 27, 2026

This Supplement provides new and additional information beyond that contained in the Prospectus, Summary Prospectus, and SAI for the Fund and should be read in conjunction with the applicable documents.

Appointment of RiverNorth Capital Management, LLC as Investment Sub-Adviser

Effective September 28, 2026, TrueMark Investments, LLC (“TrueMark” or the “Adviser”) has retained RiverNorth Capital Management, LLC (“RiverNorth”) to serve as investment sub-adviser to the Fund with respect to the portion of the Fund’s portfolio invested in pre-merger special purpose acquisition companies (“SPACs”). RiverNorth is responsible for the day-to-day investment management of the Fund’s pre-merger SPAC investments, subject to the supervision of TrueMark and the oversight of the Board of Trustees of Elevation Series Trust (the “Board”). TrueMark continues to be responsible for the overall management of the Fund and the management of the Fund’s other investments.

Accordingly, the Prospectus, Summary Prospectus, and SAI are supplemented as described below.

Prospectus (and Summary Prospectus, as applicable)

Fund Summary – Principal Investment Strategies

In the “Income Component” subsection of the Fund’s Principal Investment Strategies, immediately following the discussion of the Fund’s investments in pre-merger SPACs, the following is added:

RiverNorth Capital Management, LLC (“RiverNorth”), the Fund’s investment sub-adviser, is responsible for the day-to-day investment management of the Fund’s investments in pre-merger SPACs, subject to the supervision of TrueMark Investments, LLC (“TrueMark” or the “Adviser”) and the oversight of the Board.

Fund Summary – Management

The “Management” section is supplemented to add the following:

Sub-Adviser: RiverNorth Capital Management, LLC, with respect to the Fund’s investments in pre-merger SPACs.

Portfolio Manager: Eric Pestrue, CFA®, Portfolio Manager and Senior Investment Analyst of RiverNorth, has served as portfolio manager of the Fund since September 28, 2026.

Additional Information About the Fund – Investment Strategies

In the “Income Component” subsection under “Additional Information About the Fund’s Investment Strategies,” immediately following the discussion of the Fund’s investments in pre-merger SPACs, the following is added:

RiverNorth serves as investment sub-adviser to the Fund with respect to the Fund’s investments in pre-merger SPACs. Subject to the supervision of TrueMark and the oversight of the Board, RiverNorth is responsible for the day-to-day investment management of this portion of the Fund’s portfolio. TrueMark remains responsible for the overall management of the Fund and the management of the Fund’s other investments.

Management

The following is added following the “Investment Adviser” disclosure:

Investment Sub-Adviser

TrueMark has retained RiverNorth Capital Management, LLC (“RiverNorth”) to serve as investment sub-adviser to the Fund with respect to the Fund’s investments in pre-merger SPACs. RiverNorth is an investment adviser registered with the U.S. Securities and Exchange Commission and has its principal office at 360 South Rosemary Avenue, Suite 1420, West Palm Beach, Florida 33401.

Subject to the supervision of TrueMark and the oversight of the Board, RiverNorth is responsible for the day-to-day investment management of the portion of the Fund’s portfolio invested in pre-merger SPACs. TrueMark continues to be responsible for the overall management of the Fund and the management of the Fund’s other investments.

TrueMark pays RiverNorth for its sub-advisory services from the management fee that TrueMark receives from the Fund. The appointment of RiverNorth does not result in an increase in the management fee paid by the Fund.

Portfolio Manager

Eric Pestrue, CFA®, Portfolio Manager and Senior Investment Analyst of RiverNorth, is responsible for the day-to-day management of the portion of the Fund’s portfolio invested in pre-merger SPACs. Mr. Pestrue joined RiverNorth in 2010 and serves as a portfolio manager for RiverNorth’s SPAC strategy. Prior to joining RiverNorth, Mr. Pestrue was a Project Manager in Morningstar’s Data division and a Quantitative Research Analyst with First Trust Portfolios. Mr. Pestrue received a B.A. in Economics from the University of Michigan and an M.B.A. from the University of Chicago Booth School of Business. He is a CFA charterholder.

The SAI provides additional information about Mr. Pestrue’s compensation, other accounts managed by Mr. Pestrue and Mr. Pestrue’s ownership of shares of the Fund.

Statement of Additional Information

The heading “INVESTMENT ADVISER” is revised to read “INVESTMENT ADVISER AND SUB-ADVISER,” and the following is added after the discussion of TrueMark:

Investment Sub-Adviser

TrueMark has retained RiverNorth Capital Management, LLC (“RiverNorth”) as investment sub-adviser to the Fund with respect to the Fund’s investments in pre-merger SPACs pursuant to an investment sub-advisory agreement among Elevation Series Trust, TrueMark and RiverNorth (the “Sub-Advisory Agreement”). RiverNorth is an investment adviser registered with the U.S. Securities and Exchange Commission and has its principal office at 360 South Rosemary Avenue, Suite 1420, West Palm Beach, Florida 33401.

Under the Sub-Advisory Agreement, RiverNorth is responsible for the day-to-day investment management of the portion of the Fund’s portfolio invested in pre-merger SPACs, subject to the supervision of TrueMark and the oversight of the Board. TrueMark remains responsible for the overall management of the Fund and the management of the Fund’s other investments.

For the services provided under the Sub-Advisory Agreement, RiverNorth receives a fee from TrueMark. The Fund does not pay any additional management fee as a result of the appointment of RiverNorth.

The Board approved the appointment of RiverNorth and the Sub-Advisory Agreement on December 10, 2025. RiverNorth began serving as investment sub-adviser to the Fund effective September 28, 2026.

Portfolio Manager

Eric Pestrue, CFA®, Portfolio Manager and Senior Investment Analyst of RiverNorth, is responsible for the day-to-day management of the portion of the Fund’s portfolio invested in pre-merger SPACs.

Compensation

Mr. Pestrue receives a fixed base salary and retirement plan that are not tied to the performance of the Fund. He also receives a discretionary bonus based on the overall success and profitability of RiverNorth.

Other Accounts Managed

The following table provides information regarding other accounts managed by Mr. Pestrue as of August 31, 2026:

Type of Account	Number of Accounts	Total Assets	Accounts with Performance-Based Fees	Assets of Accounts with Performance-Based Fees
Registered investment companies	1	$7 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	1	$243 million	1	$243 million

Ownership of Fund Shares

As of September 23, 2026, Mr. Pestrue beneficially owned no shares of the Fund.

Conflicts of Interest

Mr. Pestrue’s management of other accounts may give rise to potential conflicts of interest in connection with the management of the Fund’s investments and the investments of other accounts. Other accounts may have investment objectives or strategies that are similar to those of the Fund, which may create potential conflicts regarding the allocation of investment opportunities. Mr. Pestrue also may have knowledge concerning the size, timing and possible market impact of Fund trades that could potentially be used to the advantage of other accounts. RiverNorth has adopted policies and procedures designed to ensure that investment opportunities and transactions among accounts are allocated fairly and equitably.

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